UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

RigNet, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

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RigNet, Inc. (the “Company”) is filing the attached proxy card solely to amend and replace the sample proxy card included in the Definitive Proxy Statement originally filed with the Securities and Exchange Commission on April 2, 2018.  After filing the Proxy Statement, the Company discovered that, due to clerical error, an incorrect version of the sample proxy card was inadvertently filed with the Proxy Statement.

Please note that no changes have been made to the body of the Proxy Statement and that the correct version of the proxy card has been included in the Proxy Statement being mailed to the Company’s stockholders.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 0000373859_1 R1.0.1.17 RIGNET, Inc c/o Broadridge Corporate Issuer Solutions PO Box 1342 Brentwood, NY 11717 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees For Against Abstain 01 James H. Browning 02 Mattia Caprioli 03 Kevin Mulloy 04 Kevin J. O'Hara 05 Keith Olsen 06 Brent K. Whittington 07 Ditlef de Vibe 08 Steven E. Pickett For Against Abstain 09 Gail Smith The Board of Directors recommends you vote FOR proposals 2 and 3. For Against Abstain 2 To ratify the selection of Deloitte & Touche LLP as the Company's Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2018. 3 Approve named executive officers' compensation as a non-binding advisory vote. NOTE: In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the annual meeting or any postponements or adjournments thereof or other matters permitted by Rule 14a-4(c)under the Exchange Act. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. Yes No Please indicate if you plan to attend this meeting

0000373859_2 R1.0.1.17 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement and 10K Wrapper are available at www.proxyvote.com RIGNET, INC Annual Meeting of Stockholders May 2, 2018 8:00 AM (Central Daylight Time) This proxy is solicited by the Board of Directors The undersigned hereby appoints James Browning, Steven E. Pickett and Brad Eastman, jointly and severally, as the undersigned's proxy or proxies, each with full power of substitution and to act without the other, to vote in the manner directed herein all shares of common stock of RigNet, Inc. which the undersigned is entitled to vote at the annual meeting of stockholders to be held at RigNet's corporate office at 15115 Park Row Blvd. Suite 300, Houston, Texas 77084 and any postponements or adjournments thereof, as fully as the undersigned could if personally present, revoking any proxy or proxies heretofore given. The Board of Directors of the Company recommends a vote "FOR" all nominees for director, and "For" all other proposals. This proxy is solicited on behalf of the Board of Directors. This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted "FOR" all nominees for director and "FOR" all other proposals. In their discretion, the proxies named above are authorized to vote upon such other matters that may properly come before the Annual Meeting, or any adjournment or postponement thereof and other matters permitted by Rule 14a-4(c) under the Exchange Act of 1934, as amended. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. The Named Proxies cannot vote your shares unless you sign and return this card. Continued and to be signed on reverse side